PLACEMENT AGENCY AGREEMENT

         THIS AGREEMENT ("Agreement"), made as of the 2nd day of September, 1998, by and between EuroWeb International Corp., a Delaware corporation ("Company"), and J.P. Carey Securities,

Inc., a Georgia corporation (the "Agent").

                                  WITNESSETH:

         WHEREAS, the Company proposes to issue and sell up to $700,000 of its shares of common stock, par value $0.001, in an offering (the "Offering") not involving a public offering without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to exemptions from the registration requirements of the Act under Regulation D promulgated under the Act ("Regulation D"), as described below; and

         WHEREAS, the Agent has offered to assist the Company in placing the Securities on a "best efforts," basis with and the Company desires to secure the services of the Agent on the terms and conditions hereinafter set forth;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

         1. ENGAGEMENT OF AGENT. The Company hereby appoints the Agent as its exclusive placement agent for the Offering, to sell up to $700,000 of Securities in a series of tranches on a "best efforts" basis. resulting in gross proceeds to the Company of a minimum of $4,000,000 and a maximum of $7,000,000. The Shares are to be offered based upon a 25% discount to the current market price at the time of closing. The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Securities. This appointment shall be irrevocable for the period commencing on September 2, 1998, and ending as further described in Section 5 herein, which period maybe extended by the consent of the Company and the Agent (the "Offering Period").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

         2.1 OFFERING DOCUMENTS. The Company and the Placement Agent have prepared a Securities Purchase Agreement, certain exhibits thereto, and Registration Rights Agreement regarding the Securities, which documents have been or will be sent to proposed investors. In addition, proposed investors have received or will receive prior to closing copies of the Company's Annual Report on Form 10-KSB for the period ended December 31, 1997, and other documents that were subsequently filed with the SEC ("SEC Documents"). The SEC Documents were prepared in conformity with the requirements (to the extent applicable) of the Securities and Exchange Act of 1934, as amended, and the rules and

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regulations ("Rules and Regulations") of the Commission promulgated thereunder.
As used in this Agreement, the term "Offering Documents" refers to and means the SEC Documents, the Subscription Agreement and all amendments, exhibits and supplements thereto, together with any other documents which are provided to the Agent by, or approved for Agent's use by, the Company for the purpose of this Offering.

         2.2 PROVISION OF OFFERING DOCUMENTS. The Company shall deliver to the Agent, without charge, as many copies of the Offering Documents as the Agent may reasonably require for the purposes contemplated by this Agreement. The Company authorizes the Agent, in connection with the Offering of the Securities, to use the Offering Documents as from time to time amended or supplemented in connection with the offering and sale of the Securities and in accordance with the applicable provisions of the Act and Regulation D. The Company consents to the Agent's distribution of the Offering Documents to prospective subscribers as a disclosure document about the Company, its business, prospects, financial condition and other matters.

         2.3 ACCURACY OF OFFERING DOCUMENTS. Taken together, the Offering Documents, at the time of delivery to subscribers for the Securities, conformed in all material respects with the requirements, to the extent applicable, of the Act and the applicable Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. On the Closing Date (as hereinafter defined), the Offering Documents, taken together, will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed Offering, and all statements of material fact contained in the Offering Documents will be true and correct, and the Offering Documents will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, however, that the Company does not make any representations or warranties as to the information contained in or omitted from the Offering Documents in reliance upon written information furnished on behalf of the Agent specifically for use therein.

         2.4 DUTY TO AMEND. If during such period of time, as in the opinion of the Agent or its counsel, any Offering Documents relating to this Offering are required to be delivered under the Act, any event occurs, or any event known to the Company relating to or affecting the Company shall occur as a result of which the Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the Offering Documents to comply with the Act or the applicable Rules and Regulations, the Company shall forthwith notify the Agent thereof and shall prepare such further amendment or supplement to the Offering Documents as may be required and shall furnish and

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deliver to the Agent and to others, whose names and addresses are designated by the Agent, all at the cost of the Company, a reasonable number of copies of the amendment or supplement or of the amended or supplemented Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the requirements (to the extent applicable) of the Act and the applicable Rules and Regulations.

         2.5 CORPORATION CONDITION. The Company's condition is as described in its Offering Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not in the aggregate materially adverse to the Company. The Offering Documents, taken as a whole, present fairly the business and financial position of the Company as of the Closing Date.

         2.6 NO MATERIAL ADVERSE CHANGE. Except as may be reflected in or contemplated by the Offering Documents, subsequent to the dates as of which information is given in the Offering Documents, and prior to the Closing Date, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations of the Company or in its business taken as a whole.

         2.7 NO DEFAULTS. Except as disclosed in the Offering Documents or in writing to the Agent, the Company is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material debenture, note or other evidence of indebtedness or any material indenture or loan agreement of the Company. The execution and delivery of this Agreement, and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation or By-Laws of the Company (in any respect that is material to the Company), any material note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which the Company or any property of the Company is bound, or to the Company's knowledge, any existing law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any property of the Company. The consent, approval, authorization or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the Blue Sky or securities laws of any state or jurisdiction.

         2.8 INCORPORATION AND STANDING. The Company is, and at the Closing Date will be, duly formed and validly existing in good standing as a corporation under the laws of the State of Delaware and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter

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into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

         2.9 LEGALITY OF OUTSTANDING SECURITIES. Prior to the Closing Date, the outstanding securities of the Company have been duly and validly authorized and issued, fully paid and nonassessable and conform in all material respects to the statements with regard thereto contained in the Offering Documents.

         2.10 LEGALITY OF SECURITIES. The Securities, when sold and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable.

         2.11 LITIGATION. Except as set forth in the Offering Documents, there is now, and at the Closing Date there will be, no action, suit or proceeding before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened, which might result in judgements against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise) or business of the Company or which would materially adversely affect the properties or assets of the Company.

         2.12 FINDERS. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible.

         2.13 TAX RETURNS. The Company has filed all federal and state tax returns which are required to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

         2.14 AUTHORITY. The execution and delivery by the Company of this Agreement have been duly authorized by all necessary action, and this Agreement is the valid, binding and legally enforceable obligation of the Company subject to standard qualifications as to the availability of equitable remedies, the effect of bankruptcy and other laws relating to the protection of debtors and public policy opinions promulgated by the Commission with respect to indemnification against liabilities under the Act.

         2.15 ACTIONS BY THE COMPANY. The Company will not take any action which will impair the effectiveness of the transactions contemplated by this Agreement.



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         3. ISSUE, SALE AND DELIVERY OF THE SECURITIES.



         3.1 DELIVERIES OF SECURITIES. Certificates in such form that, subject to applicable transfer restrictions as described in the Subscription Agreement, they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Agent may direct the Company to issue) for the Securities, and warrants representing the Agent's warrant compensation described in Section 3.6 below ("Warrants"), shall be delivered by the Company to the Escrow Agent, with copies made available to the Agent for checking at least one (1) full business day prior to the Closing Date, it being understood that the directions from the Agent to the Company shall be given at least two
(2) full business days prior to the Closing Date. The certificates for the Securities and the Warrants shall be delivered at the Closing and at each Subsequent Closing (as defined hereinafter).

         3.2 ESCROW OF FUNDS. Pursuant to the Escrow Agreement, a copy of which is attached hereto as Exhibit "A" (the "Escrow Agreement"), executed by the Company, the Agent and the escrow agent (the "Escrow Agent"), the subscribers shall place all funds for purchase of Securities for each Closing in an escrow account. The Company shall have the right to approve or object the subscriptions of each subscriber, as described in the Subscription Agreement prior to each closing. At such time as subscribers, subscribing for at least $100,000 of Securities, have delivered to the Escrow Agent their signed subscription documents, those subscribers have been approved by the Company, and all other Closing conditions have been met, Escrow Agent shall release the subscription funds and signed documents to the Company and release the certificates representing the Securities to the subscribers (the "Initial Closing"). In the event that the Initial Closing shall be for an amount of Securities less than $700,000, the Offering may be continued, and additional Closings may be held (each a "Subsequent Closing") throughout the Offering Period. In addition, the Agent shall have the right to act as agent for the sale of additional Debentures or Securities as set forth in Section 5 herein.

         3.3 CLOSING DATE. The Initial Closing and any Subsequent Closing shall take place at the offices of Sims Moss Kline & Davis LLP, 400 Northpark Town Center, Suite 310, 1000 Abernathy Road, NE, Atlanta, Georgia 30328 at such time and date ("Closing Date") as will be fixed either orally or in writing by notice to be given by the Agent to the Company after consultation with the Company, such Closing Date to be not less than one (1) full business day after the date on which such notice shall have been given and not less than one (1)) and not more than ten (10) full business days after the date on which the Escrow Agent shall have given written notice to the Company and the Agent that funds deposited with the Escrow Agent total at least $100,000. The Closing Date may be changed by mutual agreement of the Agent and the Company.

         3.4  AGENT'S COMPENSATION.  The Company shall pay the Agent:

              (a) A commission of ten percent (10%) of the gross subscription proceeds of the Initial Offering and any subsequent Offerings; and

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              (b) In addition to the fees and reimbursement of costs set forth in Sections 3.4 and 3.5 of this Agreement, the Company shall issue to the Agent warrants ("Warrants") to purchase 100,000 shares of the Company's Common Stock, provided $700,000 is raised in the Offering at an exercise price equal to 100% of the Closing Bid Price (as defined in the Securities Purchase Agreement). The Warrants shall have cashless exercise provisions. The term of the Warrant shall be five years. The shares of Common Stock issuable upon exercise of the Warrants shall have registration rights. The Warrants shall be delivered by the Company to the Escrow Agent prior to each Closing, and the Escrow Agent shall deliver to the Agent the Warrants applicable to each Closing simultaneous with the respective Closing.

         3.5 PAYMENT OF FEES. The Escrow Agent shall be instructed to pay all fees up to $15,000 (including, but not limited to Agent's legal fees) and cost reimbursements and Warrants pursuant to section 3.4 of this Agreement, directly to the Agent from the proceeds of the Closing and all Subsequent Closing, simultaneous with the transfer of proceeds to the Company.

         4. OFFERING OF THE SECURITIES ON BEHALF OF THE COMPANY.

         4.1 In offering the Securities for sale, the Agent shall offer them solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Offering Documents. The Agent shall commence making such offer as an agent for the Company as soon as possible following delivery of the Offering Documents.

         4.2 The Agent will not make offers to sell the Securities to, or solicit offers to subscribe for any Securities from, persons or entities that are not "accredited investors" as defined in Regulation D.

         5. RIGHT OF FIRST REFUSAL. The Company hereby grants Agent rights of first refusal as follows:

         5.1 [ADD RFR] Beginning the date hereof and ending six (6)months from the final Closing, the Company grants to the Agent a right of first refusal to act as the Company's exclusive placement agent for the sale of any debt or equity to be issued by the Company ("Financing Transaction"). The Agent shall have five (5) business days from the date of its receipt from the Company of a detailed and complete summary of any proposed Financing Transaction to exercise its right of first refusal to act as Agent upon the same terms and conditions on an all or nothing basis. In the event that the Company changes or deviates from any of the terms of the proposed Financing Transaction contained in such written notice, then such changes or deviation shall be deemed to constitute a new proposed Financing Transaction and the Company shall b e required to submit a new written right of first refusal notice to Agent and Agent shall have five
(5) business days from the date of such notice to exercise its right of first refusal as described herein.

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         5.2 The Company agrees to maintain the confidentiality of the Agent=s clients, except as required by applicable law. Such clients shall be those entities which invest in the Offering (the "Clients"). For a period of two years from the Closing (the "Exclusivity Period"), the Company will not solicit or enter into any financing transaction ("Transaction") with the clients without the written consent of Agent.

         5.3 In the event that Company breaches Section 5.1 or 5.2 of this Agreement and engages in a Transaction with the Clients during the Exclusivity Period, Agent shall be entitled to receive compensation in the same proportion to the financing done without Agent's participation as the compensation to Agent under this Agreement bears to the financing raised in this Offering.

         6(a) COVENANTS OF THE COMPANY. The Company covenants and agrees with the Agent that:

              6.1 After the date hereof, the Company will not at any time, prepare and distribute any amendment or supplement to the Offering Documents, of which amendment or supplement the Agent shall not previously have been advised and the Agent and its counsel furnished with a copy within a reasonable time period prior to the proposed adoption thereof, or to which the Agent shall have reasonably objected in writing on the ground that it is not in compliance with the Act or the Rules and Regulations (if applicable).

              6.2 The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all actual costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, the cost of reproduction and furnishing to the Agent copies of the Offering Documents as herein provided.

              6.3 As a condition precedent to the Initial Closing, the Company will deliver to the Agent a true and correct copy of the Articles of Incorporation of the Company, and all amendments and certificates of designation of preferences of preferred stock, including without limitation the certificate of designation of preferences regarding the Securities, if applicable, certified by the Secretary of State of Delaware.

              6.4 Prior to the Closing Date, the Company will cooperate with the Agent in such investigation as it may make or cause to be made of all of the properties, business and operations of the Company in connection with the Offering of the Securities. The Company will make available to it in connection therewith such information in its possession as the Agent may reasonably request and will make available to the Agent such persons as the Agent shall deem reasonably necessary and appropriate

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in order to verify or substantiate any such information so supplied.

              6.5 The Company shall be responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which the subscribers who are accepted for purchase of Securities are located, if any. Agent shall assist Company in this respect, but such filings shall be the responsibility of Company.

         7.   INDEMNIFICATION.

         7.1 The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act or
Section 20 of the Securities Exchange Act of 1934, as amended, and the Agent's employees, accountants, attorneys and agents (the "Agent's Indemnitees") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement of material fact contained in the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of the Offering Documents or of such amendment as the case may be; PROVIDED, however, that the indemnity agreement contained in this
Section 7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of the Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within a reasonable time after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7. 1, to notify the Company in writing of the commencement of such action, and if the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's

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Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and o permit the Agent=s Indemnities to be observers therein and apprise the Agent's Indemnitees of all developments therein, all at the Company's expense.

         7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's employees, accountants, attorneys and agents (the "Company's Indemnitees") with respect to (i) any statement in or omission from the Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or any information furnished pursuant to Section 3.4 hereof, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent or on its behalf specifically for use in connection with the preparation thereof or supplement thereto, or (ii) any untrue statement of a material fact made by the Agent or its agents not based on statements in the Offering Documents or authorized in writing by the Company, or with respect to any misleading statement made by the Agent or its agents resulting from the omission of material facts which misleading statement is not based upon the Offering Documents, or information furnished in writing by the Company or,
(iii) any breach of any representation, warranty or covenant made by the Agent in this Agreement. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offerings. The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and , at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the developments therein, all at the Agent's expense.

         7.3 If for any reason the indemnity provided for in Section 7.1 or 7.2 is unavailable to an Indemnified Person or insufficient to hold an Indemnified Person harmless, then the Indemnifying Party, to the fullest extent permitted by law, shall contribute to the amount paid or payable by such Indemnified Person as a result of such claims, liabilities, losses, damages or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on one hand and by the Agent on the other, from the transaction or proposed transaction under this Agreement or if allocation on that basis is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Agent on the other, but also the relative fault

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of the Company and the Agent, as well as any relevant equitable considerations.
It is hereby further agreed that the relative benefits to the Company on the one hand and the Agent on the other with respect to any transaction contemplated by this Agreement shall be deemed to be paid in the same proportion as (i) the total value of the transaction bears to (ii) the fees paid to the Agent with respect to the transaction. The relative fault of the Company on the one hand and the Agent on the other with respect to the transaction shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity, contribution and expense reimbursement obligations set forth herein (i) shall be in addition to any liability an Indemnifying Party may have to any Indemnified Person at common law of otherwise, (ii) shall survive the termination of this Agreement, (iii) shall apply to any modification of this Agreement and shall remain in full force and effect following the completion or termination of the Agreement, (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Agent or any other Indemnified Person, and (v) shall be binding on any successor or assign of the Company or the Agent and the respective successors or assigns to all or substantially all of the Company's or the Agent's business and assets.

         8. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective
(i) at 9:00 A.M., Atlanta, Georgia time, on the date hereof or (ii) upon release by the Agent of the Securities for offering after the date hereof, whichever shall last occur. The Agent agrees to notify the Company immediately after the Agent shall have taken any action by such release or otherwise wherein this Agreement shall have become effective. This Agreement shall, nevertheless, become effective at such time earlier than the time specified above after the date hereof as the Agent may determine by notice to the Company.

         9. CONDITIONS OF THE AGENT'S OBLIGATIONS. The Agent's obligations to act as agent of the Company hereunder and to find purchasers for the Securities shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

         9.1 Counsel to the Agent shall not have objected in writing or shall not have failed to give his consent to the Offering Documents (which objection or failure to give consent shall not have been done unreasonably).

         9.2 The Agent shall not have disclosed to the Company that the Offering Documents, or any amendment thereof or supplement thereto, contains an untrue statement of fact, which, in the opinion of counsel to the Agent, is material, or omits to state a fact, which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein, under the

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circumstances in which they were made, not misleading.

         9.3 Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause of such character as would materially adversely affect its business or property considered as an entire entity, whether or not such loss is covered by insurance.

         9.4 Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company, and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, license, permits, operations or financial condition or income of the Company considered as an entity.

         9.5 Except as contemplated herein or as set forth in the Offering Documents, during the period subsequent to the most recent financial statements contained in the Offering Documents, if any, and prior to the Closing Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same is being conducted as of the date hereof and (ii) except in the ordinary course of business, the Company shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the equity account of the Company shall be substantially the same as reflected in the most recent balance sheet contained in the Offering Documents without considering the proceeds from the sale of the Securities other than as may be set forth in the Offering Documents.

         9.6 The authorization of the Securities by the Company and all proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Agent, who shall have furnished the Agent on the Closing Date with such favorable opinion with respect to the sufficiency of all corporate proceedings and other legal matters relating to this Agreement as the Agent may reasonably require, and the Company shall have furnished such counsel such documents as he may have requested to enable him to pass upon the matters referred to in this subparagraph.

         9.7 The Company shall have furnished to the Agent the opinion, dated the Closing Date, addressed to the Agent, from counsel to the Company, as required by the Subscription Agreement.

         9.8 The Company shall have furnished to the Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect that:

              (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date (other than representations and warranties which by their terms are specifically limited to a date other than the Closing
         Date), and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

              (ii)the respective signers have each carefully examined the Offering Documents, and any amendments and supplements thereto, and, to the best of their knowledge, in the Offering memorandum, and any amendments and supplements thereto, all statements contained in the Offering Documents are true and correct, and neither the Offering Documents, nor any amendment or supplement thereto, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein under the circumstances in which they were made not misleading, and since the date hereof, there has occurred no event required to be set forth in an amended or supplemented Offering Documents, which has not been set forth; except as set forth in the Offering Documents, since the respective dates as of which or the periods for which the information is given in the Offering Documents and prior to the date of such certificate, (a) there has not been any substantially adverse change, financial and otherwise, in the affairs of condition in the Company, and (b) the Company has not incurred any material liabilities, direct or contingent, or entered into any material transactions, otherwise than in the ordinary course of business.

         10.    TERMINATION.

         10.1 This Agreement may be terminated by the Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Agent in writing.

         10.2 This Agreement may be terminated by the Company by notice to the Agent in the event that the Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Agent to be performed, complied with or fulfilled within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

         10.3 This Agreement may be terminated by the Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of the Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (ii) a war or other national calamity shall have occurred; or (iii) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of the Agent, to proceed with this Agreement or with the Offering.

         10.4 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3, 5, and 6; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7.1 in the case of the Company and Section 7.2 in the case of the Agent.

         11. Agent's Representations, Warranties and Covenants. The Agent represents and warrants to and agrees with the Company that:

         11.1 Agent is a corporation duly incorporated and existing under the laws of the state of Georgia. Agent is registered with the Securities Exchange Commission and the NASD.

         11.2 There is not now pending or threatened against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Commission or before any state securities commission or the NASD, concerning the Agent's activities which would impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

         11.3 Agent's representations and warranties under this Section shall be true and correct as of each Closing, and shall survive each Closing for a period of six months.

         12. NOTICES. Except as otherwise expressly provided in this Agreement:

         12.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company, at:

         If to Company:    EuroWeb International Corp.
                           445 Park Avenue
                           New York, New York 10022
                           Facsimile: (212) 758-9896

         with a copy to:   Cohen & Cohen

                           15th Floor
                           445 Park Avenue
                           New York, New York 10022
                           Facsimile: (212) 758-9896

         12.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

         If to the Agent:  J.P. Carey Securities, Inc.
                           Atlanta Financial Center, East Tower
                           3343 Peachtree Road, Suite 500
                           Atlanta, Georgia 30326
                           Attn: Joseph C. Canouse

         with a copy to:   Raymond L. Moss, Esq.

                           Sims Moss Kline & Davis LLP
                           400 Northpark Town Center, Suite 310
                           1000 Abernathy Road, N.E.
                           Atlanta, Georgia 30328

         12.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

         13.  MISCELLANEOUS.

         13.1 BENEFIT. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

         13.2 SURVIVAL. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; (ii) delivery of or payment for the Securities; or (iii) the Closing Date, and any successor of the Company or the Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

         13.3 GOVERNING LAW. The validity, interpretation and construction of this Agreement and of each party hereof will be governed by the Laws of the State of Georgia. This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any action asserted pursuant to this Paragraph.

         13.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

         13.5 CONFIDENTIAL INFORMATION. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

         13.6 PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

         13.7 FINDERS. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the offering.

         13.8 RECITALS. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                                 "THE COMPANY"

                                  EUROWEB INTERNATIONAL CORP.

                                  By:_____________________________________

                                  Title:   _______________________________

                                  "THE AGENT"

                                  J.P. CAREY SECURITIES, INC.

                                  By:_____________________________________

                                  Title:_________________________________

                                  EXHIBIT "A"

                                ESCROW AGREEMENT

SEE ATTACHED

      EUROWEB INTERNATIONAL CORP ("COMPANY") AND J.P. CAREY SECURITIES , INC. ("PLACEMENT AGENT")


                                 ESCROW ACCOUNT

JOHN CANOUSE, JP CAREY SEC., FAX 404 516 6268 1404     TAS # 091404
EUROWEB INTERNATIONAL CORP., FAX 212 759 9896
RAY MOSS, SIMS MOSS KLINE & DAVIS, FAX 770 481 720     RECD. FROM

9/15/98                            $400,000.00         THOMSON KEMAGHAN

                                    GRAND TOTAL        $400,000.00

                                    BALANCE DUE        $600,000.00

MIN REQUIRED    $300,000.00
MAX REQUIRED    $1,000,000.00

                     CLOSING OF EUROWEB INTERNATIONAL CORP.
                                  COMMON STOCK

                               PRIVATE PLACEMENT

(A)    CASH RECEIPTS TO ESCROW AGENT

       From Investors referred to in Item II(A)                     $400,000.00

(B)    CASH DISBURSEMENTS

       Funds in escrow with Bank of New York as Escrow Agent        $400,000.00

       DEDUCTIONS

       (1)        Placement Agent fee to J.P. Carey Securities, Inc. as
                  Placement Agent.                                  $ 40,000.00

       (2)        Attorney's fees of Sims Moss Kline & Davis LLP    $ 15,000,00
                  counsel to Placement Agent to be wired to firm
                  Operating Account at Wachovia Bank
                  (ABA # 061000010
                  Account # 12 884 733
                  Account Name: Sims Moss Kline & Davis)

       (3)        Escrow Agent Fee to Bank of New York
                  as Escrow Agent                                   $  1,250,00

       Amount to be wired to EuroWeb International Corp.,           $343,750.00

                  Bank Name:          Chase Manhattan Bank
                  Account Name:       EuroWeb International Corp.
                  Address:            445 Park Avenue

                                      New York, NY 10022
                  Account #           116084367
                  ABA #               021000021

       Amount to be wired to J. P. Carey Securities, Inc.           $ 40,000.00

                  South Trust Bank
                  Atlanta Financial Center
                  Atlanta, Georgia 30326
                  ABA # 061 000 256
                  Account # 6871 293

                  Beneficiary: JP Carey Securities, Inc.

(C)    COMMON STOCK TO BE ISSUED TO INVESTORS

NAME                           CERTIFICATE NOS                  NUMBER OF SHARES
--------------------------------------------------------------------------------
Atlantis Capital Fund Ltd *          HT 0607                          533,333

(D)    WARRANTS TO PLACEMENT AGENT

       The Warrants for this Closing have been deferred until a total of $700,000 is raised.

       Accepted and agreed to as of this 15th day of September, 1998.

                                  EUROWEB INTERNATIONAL CORP.


                                  --------------------------
                                  By: Frank R. Cohen
                                  Title: Chairman of Board

                                  BANK OF NEW YORK
                                  as Escrow Agent


                                  By:
                                  Title:

                                  J.P.CAREY SECURITIES, INC.,
                                  as Placement Agent

                                  By:
                                  Title

* Atlantis Capital Fund Ltd is managed by an affiliate of J.P. Carey Securities, Inc., (the"Agent"). The investment decisions made by the Fund are independent of the Agent and may be contrary to any actions or recommendations made by the Agent or its affiliates at any time.

                               WARRANT AGREEMENT

     WARRANT AGREEMENT dated as of September 9, 1998, between EuroWeb International Corp., a Delaware corporation (the "Company"), and J.P. Carey Securities, Inc., a Georgia corporation (hereinafter referred to as "J.P. Carey").

                              W I T N E S S E T H:

     WHEREAS, J.P. Carey has assisted the Company in connection with the Company's offering (the "Offering") of up to $700,000 of common stock, par value $.001 per share; and

     WHEREAS, the Warrants issued pursuant to this Agreement are being issued by the Company to J.P. Carey and/or its designees, in consideration for, and as part of the compensation to be paid in connection with, the services of J.P. Carey in connection with the Offering;

     NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.GRANT.

     J.P. Carey and/or its designees are hereby granted the right to purchase, at any time from the date of issuance of the aforementioned Warrants until 5:00 P.M., Eastern Standard Time, on September 9, 2003 (the "Warrant Exercise Term"), 100,000 shares of the Company's Common Stock, par value $.001 per share (the "Shares") at an exercise price (subject to adjustment as provided in Article 7 hereof) equal to $_____________ (the "Initial Exercise Price").

2.WARRANT CERTIFICATES.

     The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as EXHIBIT "A", attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

3.EXERCISE OF WARRANTS.

3.1 CASH EXERCISE. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Shares purchased, at the Company's executive offices (currently located at 445 Park Avenue, New York, New York 10022) the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock). In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder.

3.2 CASHLESS EXERCISE. At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Shares determined in accordance with this
Section 3.2, by surrendering this Warrant at the principal office of the company or at the office of its transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to
(i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the then existing Exercise Price by (B) the current market value of a share of Common Stock.

4.   ISSUANCE OF CERTIFICATES.

     Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid.

The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive officer or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act,
(ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
(iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available.

5.  PRICE.

5.1 ADJUSTED EXERCISE PRICE. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the Initial Exercise Price in accordance with the provisions of Article 7 hereof.

5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the Initial Exercise Price or the adjusted Exercise Price, depending upon the context.

6.   REGISTRATION RIGHTS.

6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1993. The Warrants and the Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended ("the Act").

6.2 REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Warrants, the Shares and any shares of Common Stock issued upon any stock split or stock dividend in respect of such Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act and disposed of pursuant thereto, (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security or
(iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 6.

6.3 PIGGYBACK REGISTRATION. If, at any time during the five years following the date of this Agreement, the Company proposes to prepare and file any registration statement or post-effective amendments thereto covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form), (for purposes of this
Article 6, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within ten (10) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall, as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders; Notwithstanding the provisions of this Section 6.3, the Company shall have the right at any time after it shall have given written notice pursuant to this
Section 6.3 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

6.4  DEMAND REGISTRATION.

(a) At any time, commencing one hundred twenty (120) days from the date of this Agreement and during the Warrant Exercise Term, any "Majority Holder" (as such term is defined in Section 6.4(d) below) of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Section 6.3 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, at the sole expense of the Company, a Registration Statement and such other documents, including a prospectus, as may be necessary (in the opinion of both counsel for the Company and counsel for such Majority Holder), in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Registrable Securities by the holders thereof, for nine (9) consecutive months.

(b) The Company covenants and agrees to give written notice of any Demand Registration Request to all holders of the Registrable Securities within ten
(10) days from the date of the Company's receipt of any such Demand Registration Request. After receiving notice from the Company as provided in this Section 6.4(b), holders of Registrable Securities may request the Company to include their Registrable Securities in the Registration Statement to be filed pursuant to Section 6.4(a) hereof by notifying the Company of their decision to include such securities within twenty (20) days of their receipt of the Company's notice.

(c) In addition to the registration rights provided for under Section 6.3 and subsection (a) of this Section 6.4, at any time during the Warrant Exercise Term, any Majority Holder (as defined below in Section 6.4(d)) of Registrable Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file with the Commission, on one occasion in respect of all holders of Registrable Securities, a Registration Statement so as to permit a public offering and sale of such Registrable Securities for nine
(9) consecutive months, provided, however, that all costs incident thereto shall be at the expense of the holders of the Registrable Securities included in such Registration Statement. If a Majority Holder shall give notice to the Company at any time of its or their desire to exercise the registration right granted pursuant to this Section 6.4(c), then within ten (10) days after the Company's receipt of such notice, the Company shall give notice to the other holders of Registrable Securities, advising them that the Company is proceeding with such registration and offering to include therein the Registrable Securities of such holders, provided they furnish the Company with such appropriate information in connection therewith as the Company shall reasonably request in writing.

(d) The term "Majority Holder" as used in this Section 6.4 shall mean any holder or any combination of holders of Registrable Securities, if included in such holders, Registrable Securities are that aggregate number of Shares (including Shares already issued and Shares issuable pursuant to the exercise of outstanding Warrants) as would constitute a majority of the aggregate number of Shares (including Shares already issued and Shares issuable pursuant to the exercise of outstanding Warrants) included in all of the Registrable Securities.

6.5 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

(a) In connection with any registration under Section 6.4 hereof, the Company shall file the Registration Statement as expeditiously as possible, but in no event later than forty-five (45) business days following receipt of any demand therefor, shall use its best efforts to have any such Registration Statements declared effective at the earliest possible time, and shall furnish each holder of Registrable Securities such number of prospectuses as shall reasonably be requested.

(b) The Company shall pay all costs, fees and expenses (excluding fees of holders for their counsel, transfer taxes and underwriting discounts or commissions) in connection with all Registration Statements filed pursuant to Sections 6.3 and 6.4(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses. The holders of Registrable Securities included in any Registration Statement filed pursuant to Section 6.4(c) hereof will pay all costs, fees and expenses in connection with such registration.

(c) The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities.

(d) The Company shall indemnify any holder of the Registrable Securities to be sold pursuant to any Registration Statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such Registration Statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the purchasers of the Company's Convertible Debentures contained in the Registration Rights Agreement dated of even date herewith.

(e) Any holder of Registrable Securities to be sold pursuant to a Registration Statement, and its successors and assigns, shall severally, and not jointly, indemnify, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such holder, or its successors or assigns, for specific inclusion in such Registration Statement to the same extent and with the same effect as the provisions pursuant to which purchasers of the Company's Convertible Debentures have agreed to indemnify the Company contained in the Registration Rights Agreement dated of even date herewith.

(f) Nothing contained in this Agreement shall be construed as requiring any Holder to exercise his Warrants prior to the initial filing of any Registration Statement or the effectiveness thereof.

(g) If the Company shall fail to comply with the provisions of this Article 6, the Company shall, in addition to any other equitable or other relief available to the holders of Registrable Securities, be liable for any or all incidental, special and consequential damages sustained by the holders of Registrable Securities, requesting registration of their Registrable Securities.

(h) Except as otherwise provided to the contrary herein, the Company shall not permit the inclusion of any securities other than the Registrable Securities to be included in any Registration Statement filed pursuant to Section 6.4 hereof, or permit any other registration statement to be or remain effective during the effectiveness of a Registration Statement filed pursuant to Section 6.4 hereof, without the prior written consent of the Majority Holders, which consent shall not be unreasonably withheld.

(i) The Company shall deliver promptly to each holder of Registrable Securities participating in the offering requesting the correspondence and memoranda described in this Section 6.5(i) and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement and permit each holder of Registrable Securities and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder of Registrable Securities or underwriter shall reasonably request.

(j) If the Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting, such agreement shall be satisfactory in form and substance to the Company, each holder of Registrable Securities and such managing underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The holders of Registrable Securities shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such holders of Registrable Securities. Such holders of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such holders of Registrable Securities and their intended methods of distribution.

7.   ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

7.1 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

7.2 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

7.3 RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holders had exercised the Warrants.

7.4 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

         (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

         (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

         (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or

         (d) If the amount of said adjustment shall be less than two cents (24) per Share, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (24) per Share.

7.5 DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO OUTSTANDING SECURITIES. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.

7.6 SUBSCRIPTION RIGHTS FOR SHARES OF COMMON STOCK OR OTHER SECURITIES. In the case the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

8.       EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES.

         Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

9.   ELIMINATION OF FRACTIONAL INTERESTS.

         The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.

10.      RESERVATION AND LISTING OF SECURITIES.

         The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted by NASDAQ.

11.      NOTICES TO WARRANT HOLDERS.

         Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

         (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

         (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

         12.      NOTICES.

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

         (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.

13.      SUPPLEMENTS AND AMENDMENTS.

         The Company and the Placement Agent may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interests of the Holders of Warrant Certificates.

14.      SUCCESSORS.

         All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

15.      TERMINATION.

         This Agreement shall terminate at the close of business on September 9, 2003. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when all Warrants have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided, however, that the provisions of Article 6 shall survive such termination until the close of business on September 9, 2002.

16.      GOVERNING LAW.

         This Agreement and each Warrant Certificate hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this

Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

17.      BENEFITS OF THIS AGREEMENT.

         Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Placement Agent and any other registered holder or holders of the Warrant Certificates, Warrants or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Placement Agent and any other holder or holders of the Warrant Certificates, Warrants or the Shares.

18.      COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    EUROWEB INTERNATIONAL CORP.



                                     By:______________________________________
                                     Name:    Frank R. Cohen
                                     Title:   Chairman of Board

Attest:  ___________________________
Name:    Mary C. Courtney
Title:   Assistant Secretary

                                    J.P. CAREY SECURITIES, INC.

                                     By:______________________________________
                                     Name:

                                     Title:

Attest:  ___________________________
Name:    ___________________________
Title:_____________________________

                                  EXHIBIT "A"

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS
CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT

REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE

              5:00 P.M., EASTERN STANDARD TIME, SEPTEMBER 9, 2003

No. ___________________                                       100,000 Warrants


                              WARRANT CERTIFICATE

         This Warrant Certificate certifies that J.P. Carey Securities, Inc. ("J.P. Carey") or registered assigns, is the registered holder of 100,000 Warrants to purchase, at any time from September 9, 1998, until 5:00 p.m. Eastern Standard Time on September 9, 2003 ("Expiration Date"), up to 80,000 shares ("Shares") of fully-paid and non-assessable common stock, par value $.001 per share ("Common Stock"), of EuroWeb International Corp., a Delaware corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $_______________ per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of September ___________, 1998, between the Company and J.P. Carey (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

         No Warrant may be exercised after 5:00 p.m., Eastern Standard Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorpo rated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated: September 9, 1998


                                        EUROWEB INTERNATIONAL CORP.




                         By:___________________________________________
                         Name: Frank R. Cohen
                         Title:  Chairman of Board


Attest:_______________________________
Name:  Mary C. Courtney
Title: Assistant Secretary

                         [FORM OF ELECTION TO PURCHASE]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _____________________ in the amount of $_______________, all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of _______________________whose address is__________________________________________________, and that such Certificate be delivered to __________________________________________, whose address is

-----------------------------------------------------------------------------


Dated: ________                      Signature:______________________________

                                               (Signature must conform in
                                               all respects to name of
                                               holder as specified on the
                                               face of the Warrant
                                               Certificate.)

------------------------------------

------------------------------------
(Insert Social Security or Other
Identifying Number of Holder)

                              [FORM OF ASSIGNMENT]

            (To be executed by the registered holder if such holder

                 desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED ___________________________________________ hereby sells, assigns and transfers unto ____________________________________________
______________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
___________________________________, Attorney, to transfer the within Warrant
Certificate on the books of the within-named Company, with full power of substitution.

Dated:_______________        Signature:___________________________________

                             (Signature must conform in all respects to name of
                              holder as specified on the face of the Warrant Certificate)

-------------------------------------

-------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)